UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 19, 2007

Encysive Pharmaceuticals Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-20117	13-3532643
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4848 Loop Central Drive, Suite 700, Houston, Texas		77081
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	713-796-8822

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events.

On November 19, 2007, Encysive Pharmaceuticals Inc. (the "Company") received a Paragraph IV Certification Notice from Barr Laboratories, Inc. ("Barr") advising the Company of the filing of an Abbreviated New Drug Application ("ANDA") with the U.S. Food and Drug Administration ("FDA") for a generic version of 100 mg/mL Argatrogan injections. The Company received the notification as the holder of the New Drug Application for Argatroban.

Barr's certification letter sets forth allegations that U.S. Patent No. 5,214,052, which is listed in the Orange Book, is invalid, unenforceable and/or will not be infringed by Barr’s manufacture, importation, use, or sale of the product for which the ANDA is submitted. The expiration date for this patent is June 2014.

The patent holder has 45 days to commence a patent infringement lawsuit against Barr that would automatically stay, or bar, the FDA from approving Barr’s ANDA for 30 months or until a district court decision that is adverse to the patent holder, whichever may occur earlier.

This current report on Form 8-K contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are: our ability to expand or maintain the scope and validity of patent protection for our products, including argatroban; timing and outcome of regulatory action on competing products, including generic products; the impact of competitive products on argatroban sales; the potential merits or results of any future proceedings related to the Paragraph IV Certification Notice from Barr; the merits of lawsuits and defenses to the allegations contained in the lawsuits and the uncertainties of litigation, as well as more specific risks, trends and uncertainties facing Encysive such as those set forth in its reports on Forms 8-K, 10-Q and 10-K filed with the U.S. Securities and Exchange Commission. Given these risks, trends and uncertainties, any or all of these forward-looking statements may prove to be incorrect. Therefore you should not rely on any such forward-looking statements. Furthermore, Encysive undertakes no duty to update or revise these forward-looking statements. The Private Securities Litigation Reform Act of 1995 permits this discussion.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Encysive Pharmaceuticals Inc.

November 23, 2007	By:	/s/ Paul S. Manierre

Name: Paul S. Manierre
Title: Vice President, General Counsel and Secretary